                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): November 8, 2004
                                                          ----------------

                                   NuCO2 Inc.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                  2800 S.E. Market Place, Stuart, Florida           34997
         -------------------------------------------------------------------
                  (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditon.

     On November 8, 2004,  NuCO2 Inc., a Florida  corporation  (the  "Company"), issued a press release  announcing its financial  results for the fiscal quarter ended  September 30, 2004 and other financial  information.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended,  or under the Securities  Exchange Act of 19334, as amended,  unless the Company  expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

           EXHIBIT NO.        DESCRIPTION

           99.1               Press Release dated November 8, 2004

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NUCO2 INC.

Date:  November 8, 2004
                                       By: /s/ Eric M. Wechsler
                                          --------------------------------------
                                          Eric M. Wechsler,
                                          General Counsel

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